MERRILL LYNCH
GLOBAL
RESOURCES
TRUST





FUND LOGO






Semi-Annual Report

January 31, 1996





This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Trust unless accompanied or preceded by the Trust's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Merrill Lynch
Global Resources Trust
Box 9011
Princeton, NJ
08543-9011




MERRILL LYNCH GLOBAL RESOURCES TRUST


DEAR SHAREHOLDER


The environment for investments in the natural resource sector improved progressively during the quarter ended January 31, 1996. Share prices were generally weak in early November with investors concerned about declining industrial commodity prices and signs of slowing global economic growth, led by weakness in the European economies. European central banks responded to this weakness by continuing to ease monetary policy. In addition, the US Federal Reserve Board reinforced its slightly more accommodative stance by lowering interest rates in January. These actions helped investors to view the resource sector positively during the quarter ended January 31, 1996. Investors shifted their attention away from the negative implications of weakening worldwide economic growth and focused instead on the prospects for lower interest rates worldwide and the potential for an extended economic cycle.

Gold mining stocks posted the strongest gains in our investment universe and the gold price moved above $400 per ounce. Base metal, chemical and paper shares recovered from recent weakness as these economically sensitive industries benefited from the prospects of an extended economic cycle. Energy-related stocks also moved higher as oil prices firmed and natural gas prices rose sharply. For the three-month period ended January 31, 1996, total returns for the Trust's Class A, Class B, Class C and Class D Shares were +9.72%, +9.45%, +9.42% and +9.67%, respectively. (Trust results shown do not reflect sales charges, and would be lower if sales charges were included.
For complete performance information, including average annual total returns, see pages 3--5 of this report to shareholders.)

Portfolio Matters
The Trust maintained a significant position in the energy sector with investments in integrated, producing and oil service companies. Within the energy group, the Trust's largest exposure was in oil and gas exploration and production companies. These investments enhanced the Trust's returns during the January quarter since share prices posted solid gains as oil prices firmed and natural gas prices rose sharply. Oil prices recovered sharply in late November and December after the Organization of Petroleum Exporting Countries decided to maintain its current production quotas for six months. Oil prices gave back some of these gains because of investor concerns that Iraq and the United Nations may be close to reaching an agreement on limited oil sales by Iraq to fund humanitarian relief. Until this issue is resolved, oil prices may remain volatile. Meanwhile, industry fundamentals appear stable in the near term. Below-normal inventories in the United States and steadily increasing worldwide demand should keep underlying oil supply/demand reasonably balanced. The US cold weather, combined with historically low storage levels and a decline in natural gas drilling over the past year, pushed natural gas prices sharply higher. Assuming normal weather-related demand for the remainder of the winter, we expect natural gas prices to remain well-supported as storage levels are refilled during the spring and summer.

In the metals sector, we maintained a large exposure to base metals where industry fundamentals remain positive. Base metal demand remains strong, led by rapid growth in the developing and emerging economies of the world. New supply sources developing over the next several years are also expected to be limited. In addition, the trend toward lower interest rates particularly in the industrialized nations could result in a pick-up in economic growth. Base metal shares could be among the prime beneficiaries of any increase in global economic activity. In the precious metals sector, we continued to add to our holdings in gold mining companies because the fundamentals of the gold market are improving as fabrication demand continues to exceed new mine supply. Gold mining company shares soared as gold prices moved out of their two-year trading range and held above $400 per ounce. The Trust's increased exposure to this sector contributed positively to total returns during the January quarter.

We also continued to increase the Trust's exposure to the Japanese equity market during the quarter ended January 31, 1996. We expect a moderate economic recovery to unfold in Japan during 1996 as a result of an expansionary fiscal policy, low interest rates and a weaker yen. In addition, the strength of the yen over the last decade forced Japanese corporations to intensify their cost-cutting efforts in an attempt to restore competitiveness. This combination of stronger economic growth and corporate restructuring could set the stage for a strong rebound in profitability. Our investment focus in Japan is on sectors that are both sensitive to the global economy and are prime beneficiaries of a weaker yen, including the non-ferrous metals, steel and chemical sectors.

In Conclusion
We continue to be positive on the outlook for investing in the natural resource sector and remain fully invested with the Trust's cash levels at 1.2% of net assets. We believe attractive investment opportunities still exist in the natural resource sector, even in the relatively low inflation environment which exists today. In addition, the current environment of modest worldwide economic growth and low inflation supports the recent shifts by central banks toward easing, and reinforces the trend toward lower interest rates in the industrialized nations. This could encourage investors to focus on the prospects of an extended economic cycle; therefore, we continue to position the Trust to take advantage of the opportunities presented by this scenario. Despite the risk of a near-term slowdown in earnings momentum, we maintained a large industrial exposure, including the base metals, paper and chemical sectors. We remain positive on the medium-term outlook for these industries, and we believe that high capacity utilization rates, reduced cost structures and firm commodity prices could lead to a period of sustained above-average profitability for many of these companies.

We thank you for your investment in Merrill Lynch Global Resources Trust, and we look forward to reviewing our outlook and strategy with you again in our next report to shareholders.

Sincerely,




(Arthur Zeikel)
Arthur Zeikel
President





(Peter A. Lehman)
Peter A. Lehman
Vice President and Portfolio Manager



March 6, 1996

PERFORMANCE DATA


About Fund Performance

Investors are able to purchase shares of the Trust through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after 8 years.

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.




Recent Performance Results*
                                                                                       12 Month      3 Month
                                                       1/31/96  10/31/95    1/31/95    % Change      % Change
ML Global Resources Trust Class A Shares               $16.93    $15.43     $14.53     +16.52%         +9.72%
ML Global Resources Trust Class B Shares                16.91     15.45      14.53     +16.38          +9.45
ML Global Resources Trust Class C Shares                16.84     15.39      14.48     +16.30          +9.42
ML Global Resources Trust Class D Shares                16.90     15.41      14.52     +16.39          +9.67
ML Global Resources Trust Class A Shares--Total Return                                 +17.57(1)       +9.72
ML Global Resources Trust Class B Shares--Total Return                                 +16.39(2)       +9.45
ML Global Resources Trust Class C Shares--Total Return                                 +16.30          +9.42
ML Global Resources Trust Class D Shares--Total Return                                 +17.31(3)       +9.67

  *Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included.
(1)Percent change includes reinvestment of $0.149 per share ordinary income dividends.
(2)Percent change includes reinvestment of $0.002 per share ordinary income dividends.
(3)Percent change includes reinvestment of $0.131 per share ordinary income dividends.




PERFORMANCE DATA (continued)


Performance Summary--Class A Shares
                                     Net Asset Value          Capital Gains
Period Covered                   Beginning         Ending      Distributed    Dividends Paid*   % Change**
10/24/88--12/31/88                 $12.50          $12.00         $0.049         $0.139          - 2.48%
1989                                12.00           14.89           --            0.378          +27.39
1990                                14.89           14.36          0.039          0.415          - 0.68
1991                                14.36           13.94          0.786          0.471          + 5.91
1992                                13.94           12.89           --            0.238          - 5.87
1993                                12.89           15.19           --            0.138          +19.01
1994                                15.19           15.14           --            0.242          + 1.20
1995                                15.14           16.51           --            0.149          +10.03
1/1/96--1/31/96                     16.51           16.93           --             --            + 2.54
                                                                  ------         ------
                                                            Total $0.874   Total $2.170

                                                          Cumulative total return as of 1/31/96: +67.17%**

 *Figures may include short-term capital gains distributions.
**Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date, and do not include sales charge; results would be lower if sales charge was included.

Performance Summary--Class B Shares
                                     Net Asset Value          Capital Gains
Period Covered                   Beginning         Ending      Distributed    Dividends Paid*   % Change**
8/2/85--12/31/85                   $10.00          $ 9.99           --             --            - 0.10%
1986                                 9.99           12.75         $0.280         $0.110          +32.37
1987                                12.75           13.61          1.978          0.181          +21.22
1988                                13.61           12.00          0.340          0.206          - 7.86
1989                                12.00           14.89           --            0.230          +26.09
1990                                14.89           14.37          0.039          0.245          - 1.70
1991                                14.37           13.96          0.786          0.305          + 4.79
1992                                13.96           12.92           --            0.090          - 6.82
1993                                12.92           15.17           --            0.049          +17.83
1994                                15.17           15.16           --            0.035          + 0.15
1995                                15.16           16.51           --            0.002          + 8.92
1/1/96--1/31/96                     16.51           16.91           --             --            + 2.42
                                                                  ------         ------
                                                            Total $3.423   Total $1.453

                                                         Cumulative total return as of 1/31/96: +135.31%**

 *Figures may include short-term capital gains distributions.
**Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date, and do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.


PERFORMANCE DATA (concluded)


Performance Summary--Class C Shares
                                     Net Asset Value          Capital Gains
Period Covered                   Beginning         Ending      Distributed    Dividends Paid*   % Change**
10/21/94--12/31/94                 $15.93          $15.10         --            $0.052            -4.88%
1995                                15.10           16.44         --              --              +8.87
1/1/96--1/31/96                     16.44           16.84         --              --              +2.43
                                                                                ------
                                                                          Total $0.052

                                                           Cumulative total return as of 1/31/96: +6.08%**

 *Figures may include short-term capital gains distributions.
**Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date, and do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.

Performance Summary--Class D Shares
                                     Net Asset Value          Capital Gains
Period Covered                   Beginning         Ending      Distributed    Dividends Paid*   % Change**
10/21/94--12/31/94                 $15.96          $15.14         --             $0.068          -4.71%
1995                                15.14           16.49         --              0.131          +9.78
1/1/96--1/31/96                     16.49           16.90         --               --            +2.49
                                                                                 ------
                                                                           Total $0.199

                                                          Cumulative total return as of 1/31/96: +7.22%**

 *Figures may include short-term capital gains distributions.
**Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date, and do not include sales charge; results would be lower if sales charge was included.




Average Annual Total Return


                                     % Return Without % Return With
                                       Sales Charge   Sales Charge**

Class A Shares*

Year Ended 12/31/95                       +10.03%         +4.25%
Five Years Ended 12/31/95                 + 5.73          +4.59
Inception (10/24/88)
through 12/31/95                          + 7.03          +6.23

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.

                                        % Return         % Return
                                       Without CDSC    With CDSC**

Class B Shares*

Year Ended 12/31/95                        +8.92%         +4.92%
Five Years Ended 12/31/95                  +4.65          +4.65
Ten Years Ended 12/31/95                   +8.68          +8.68

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                        % Return        % Return
                                       Without CDSC    With CDSC**

Class C Shares*

Year Ended 12/31/95                        +8.87%         +7.87%
Inception (10/21/94)
through 12/31/95                           +2.97          +2.97

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
                                       Sales Charge   Sales Charge**

Class D Shares*

Year Ended 12/31/95                        +9.78%         +4.02%
Inception (10/21/94)
through 12/31/95                           +3.85          -0.73

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.

SCHEDULE OF INVESTMENTS
                                                                                                          Value    Percent of
Industries                Shares Held            Common Stocks                            Cost          (Note 1a)  Net Assets
Aluminum                       80,000      Alcan Aluminium, Ltd.                       $  2,093,048     $  2,550,000    1.0%
                               25,000      Aluminum Company of America                    1,304,508        1,387,500    0.6
                               87,200      Comalco Ltd.                                     313,951          412,023    0.2
                                                                                       ------------     ------------  ------
                                                                                          3,711,507        4,349,523    1.8

Chemicals                      46,000      Air Products and Chemicals, Inc.               2,072,714        2,455,250    1.0
                              628,000      Asahi Chemical Industry Co., Ltd.              4,640,176        4,565,029    1.9
                                4,500      BASF AG                                        1,072,609        1,074,121    0.5
                               37,000      Dow Chemical Co. (The)                         2,596,842        2,756,500    1.1
                               31,300      du Pont (E.I.) de Nemours & Co.                1,767,614        2,406,187    1.0
                               81,100      Hanna (M.A.) Co.                               1,611,727        2,240,387    0.9
                                                                                       ------------     ------------  ------
                                                                                         13,761,682       15,497,474    6.4

Diversified Companies         132,500      Canadian Pacific, Ltd.                         2,066,887        2,583,750    1.1
                               66,100      Coastal Corp.                                  1,689,831        2,503,537    1.1
                              145,000      Cyprus Amax Minerals Co.                       3,620,701        3,842,500    1.6
                               90,000      Norcen Energy Resources Ltd.                   1,158,729        1,316,507    0.5
                              170,000      Occidental Petroleum Corp.                     3,299,600        3,655,000    1.5
                              214,300      RGC Ltd.                                         845,375        1,044,467    0.4
                                                                                       ------------     ------------  ------
                                                                                         12,681,123       14,945,761    6.2

Gold                          644,000    ++Acacia Resources Ltd.                          1,142,217        1,418,433    0.6
                              100,000    ++Amax Gold, Inc.                                  629,530          887,500    0.3
                               64,700    ++Aurora Gold Ltd.                                  86,967           94,361    0.0
                               96,000      Cambior Inc.                                   1,207,154        1,308,330    0.5
                              966,900    ++Delta Gold N.L.                                1,821,890        2,626,067    1.1
                               94,000      Driefontein Consolidated Ltd.                  1,435,063        1,378,073    0.6
                              102,000      Hemlo Gold Mines Inc.                          1,198,951        1,232,556    0.5
                              297,100      Newcrest Mining Ltd.                           1,277,352        1,339,697    0.6
                              120,622      Newmont Mining Corp.                           4,749,193        6,754,832    2.8
                              250,000      Placer Dome Inc.                               5,677,853        7,031,250    2.9
                              430,000      Sante Fe Pacific Gold Corp.                    5,908,787        7,041,250    2.9
                              150,000    ++TVX Gold Inc.                                  1,221,375        1,425,000    0.6
                                                                                       ------------     ------------  ------
                                                                                         26,356,332       32,537,349   13.4

Integrated Oil                 36,000      Amoco Corp.                                    2,013,660        2,533,500    1.0
Companies--                   150,000      Unocal Corp.                                   4,344,060        4,481,250    1.9
Domestic                                                                               ------------     ------------  ------
                                                                                          6,357,720        7,014,750    2.9

Integrated Oil                700,000      British Petroleum Co. PLC                      2,945,348        5,591,530    2.3
Companies--                    11,000      Mobil Corp.                                    1,070,981        1,218,250    0.5
International                  14,600      OMV AG                                         1,554,378        1,381,175    0.6
                              149,800      Petro-Canada (Installment Receipts) (a)          706,427          880,075    0.4
                               78,800      Repsol S.A.                                    2,272,896        2,739,340    1.1
                               63,600      Societe Nationale Elf Aquitaine (ADR)*         2,257,082        2,377,050    1.0
                               73,600      Total S.A. (Class B)                           4,466,379        5,038,155    2.1
                              122,000      Yacimientos Petroliferos Fiscales S.A.--
                                           Sponsored (ADR)*                               2,997,272        2,760,250    1.1
                                                                                       ------------     ------------  ------
                                                                                         18,270,763       21,985,825    9.1


SCHEDULE OF INVESTMENTS (continued)
                                                                                                          Value    Percent of
Industries                Shares Held            Common Stocks                            Cost          (Note 1a)  Net Assets
Metals & Mining                67,000      ASARCO Inc.                                 $  1,927,403     $  2,127,250    0.9%
                               90,407      CRA Ltd.                                       1,035,447        1,283,547    0.5
                              155,600      Falconbridge Ltd. (Installment
                                           Receipts) (b)                                  1,257,456        1,385,448    0.6
                               81,400      Freeport-McMoRan Copper & Gold, Inc.           1,738,010        2,360,600    1.0
                            2,470,000      M.I.M. Holdings Ltd.                           5,396,407        3,050,959    1.2
                              546,000      Mitsubishi Materials Corp.                     2,773,289        2,937,132    1.2
                              230,000      Nippon Light Metal Company Ltd.                1,366,622        1,402,938    0.6
                              182,900      Noranda Inc.                                   3,446,968        3,755,579    1.6
                              150,000      Outokumpu OY                                   2,732,694        2,273,077    0.9
                               53,100    ++P.T. Tambang Timah (GDR)**+++                    661,263          703,575    0.3
                               60,000      Phelps Dodge Corp.                             3,296,215        3,780,000    1.6
                              615,000      QNI Ltd.                                       1,235,188        1,217,273    0.5
                              341,100      RTZ Corp. PLC (The)                            4,399,590        4,728,260    2.0
                            1,800,000      Savage Resources Ltd.                          1,368,175        1,232,230    0.5
                              275,000    ++Sumitomo Metal Mining Co.                      2,291,588        2,598,466    1.1
                              215,000      Trelleborg 'B' Fria                            2,921,179        2,322,383    1.0
                              944,400      WMC Ltd. (c)                                   5,640,328        5,804,534    2.4
                                                                                       ------------     ------------  ------
                                                                                         43,487,822       42,963,251   17.9

Oil & Gas Producers         1,099,500    ++Ampolex Ltd.                                   3,384,940        2,650,767    1.1
                               68,100      Anadarko Petroleum Corp.                       3,323,626        3,439,050    1.4
                              115,000      Apache Corp.                                   3,073,528        3,090,625    1.3
                              403,000    ++Chauvco Resources Ltd.                         4,669,606        3,624,891    1.5
                              102,900      Enron Oil & Gas Co.                            2,202,225        2,508,187    1.0
                              477,100      Enterprise Oil PLC                             3,121,750        2,651,149    1.1
                               57,600      Louisiana Land and Exploration Co. (The)       2,310,687        2,476,800    1.0
                              175,000      Mitchell Energy & Development Corp.
                                           (Class B)                                      3,666,183        3,150,000    1.3
                              140,000    ++Oryx Energy Co.                                2,332,787        1,837,500    0.8
                            7,500,000    ++Premier Oil Co. PLC                            3,091,256        3,086,062    1.3
                              675,000      Ranger Oil Ltd.                                4,526,339        4,218,750    1.7
                              103,000      Sonat Inc.                                     3,276,567        3,553,500    1.5
                               20,100      Triton Energy Corp.                              672,425        1,105,500    0.5
                               78,200      Vastar Resources, Inc.                         2,135,113        2,209,150    0.9
                                                                                       ------------     ------------  ------
                                                                                         41,787,032       39,601,931   16.4

Oil Services                   57,800      Coflexip Stena Offshore, Inc. (ADR)*           1,242,700        1,054,850    0.4
                               76,700      IHC Caland N.V.                                1,650,920        2,730,570    1.1
                               60,000      Schlumberger Ltd.                              3,467,055        4,207,500    1.8
                                                                                       ------------     ------------  ------
                                                                                          6,360,675        7,992,920    3.3

Paper & Pulp                  192,133      Aracruz Celulose S.A. (ADR)*                     769,965        1,753,214    0.7
                              152,700      Avenor Inc.                                    3,012,824        2,830,244    1.2
                               57,000      Georgia-Pacific Corp.                          3,636,800        4,182,375    1.7
                               21,400      International Paper                              772,379          874,725    0.4
                               24,000      Kymmene OY                                       584,764          582,435    0.2
                               91,000      Metsa-Serla OY                                 3,935,508        2,498,188    1.0
                               60,400      Mo Och Domsjo AB Co.                           2,613,099        2,609,710    1.1
                              406,496      Slocan Forest Products Ltd.                    3,555,171        4,062,596    1.7
                               97,000      Weyerhaeuser Co.                               4,126,965        4,474,125    1.9
                               39,000      Willamette Industries, Inc.                    1,467,138        2,164,500    0.9
                                                                                       ------------     ------------  ------
                                                                                         24,474,613       26,032,112   10.8



SCHEDULE OF INVESTMENTS (concluded)

                                                                                                          Value    Percent of
Industries                Shares Held            Common Stocks                            Cost           (Note 1a) Net Assets
Petroleum Refining            250,000      Total Petroleum (North America) Ltd.        $  3,028,198     $  2,203,125    0.9%

Plantations                   717,000      Golden Hope Plantations BHD                    1,325,785        1,126,266    0.5
                              480,000      Kuala Lumpur Kepong BHD                          983,702        1,359,800    0.5
                                                                                       ------------     ------------  ------
                                                                                          2,309,487        2,486,066    1.0

Steel                         472,000      British Steel PLC                              1,240,738        1,225,878    0.5
                               71,000      Koninklijke Nederlansche Hoogovens en
                                           Staalfabrienken N.V.                           3,078,006        2,463,709    1.0
                            1,438,000      Nippon Steel Corp.                             4,907,419        4,950,734    2.1
                            1,520,000    ++Sumitomo Metal Industries, Ltd.                4,964,502        4,962,859    2.1
                                                                                       ------------     ------------  ------
                                                                                         14,190,665       13,603,180    5.7

Wood Products                  92,500      Louisiana-Pacific Corp.                        2,943,595        2,358,750    1.0
                              211,000    ++Pacific Forest Products Ltd.                   2,299,205        2,875,600    1.2
                              146,100      Riverside Forest Products Ltd.                 2,401,223        1,738,906    0.7
                                                                                       ------------     ------------  ------
                                                                                          7,644,023        6,973,256    2.9

                                           Total Common Stocks                          224,421,642      238,186,523   98.7


                          Face Amount             Short-Term Securities

Repurchase                $ 2,795,000      UBS Securities Funding, Inc., purchased on
Agreements***                              1/31/1996 to yield 5.90% to 2/01/1996          2,795,000        2,795,000    1.2

                                           Total Short-Term Securities                    2,795,000        2,795,000    1.2

Total Investments                                                                      $227,216,642      240,981,523   99.9
                                                                                       ============
Other Assets Less Liabilities                                                                                174,396    0.1
                                                                                                        ------------  ------
Net Assets                                                                                              $241,155,919  100.0%
                                                                                                        ============  ======


  *American Depositary Receipts (ADR).
 **Global Depositary Receipts (GDR).
***Repurchase Agreements are fully collateralized by US Government &
   Agency Obligations.
(a)Receipts evidence payment by the Trust of 42% of the purchase price of common stock of Petro-Canada. The Trust is obligated to pay the remaining 58%, approximately $925,000, over the next two years.
(b)Receipts evidence payment by the Trust of 34% of the purchase price of common stock of Falconbridge Ltd. The Trust is obligated to pay the remaining 66%, approximately $2,149,000, over the next two years.
(c)Formerly Western Mining Corp. Holdings Ltd.

 ++Non-income producing security.
+++Restricted security as to resale. The value of the Trust's investment in restricted securities was approximately $704,000, representing 0.3% of net assets.



                                                           Value
Issue                Acquisition Dates     Cost          (Note 1a)

P.T. Tambang Timah      10/06/1995-
  (GDR)                 11/22/1995       $661,263         $703,575

                                         $661,263         $703,575
                                         ========         ========

See Notes to Financial Statements.



FINANCIAL INFORMATION

Statement of Assets and Liabilities as of January 31, 1996
Assets:             Investments, at value (identified cost--$227,216,642) (Note 1a)                        $ 240,981,523
                    Cash                                                                                          11,515
                    Receivables:
                      Securities sold                                                     $   3,459,312
                      Beneficial interest sold                                                  871,950
                      Dividends                                                                 334,876        4,666,138
                                                                                          -------------
                    Prepaid registration fees and other assets (Note 1f)                                          39,040
                                                                                                           -------------
                    Total assets                                                                             245,698,216
                                                                                                           -------------

Liabilities:        Payables:
                      Securities purchased                                                    2,544,662
                      Beneficial interest redeemed                                              556,432
                      Investment adviser (Note 2)                                               129,216
                      Distributor (Note 2)                                                      121,642        3,351,952
                                                                                          -------------
                    Accrued expenses and other liabilities                                                     1,190,345
                                                                                                           -------------
                    Total liabilities                                                                          4,542,297
                                                                                                           -------------

Net Assets:         Net assets                                                                             $ 241,155,919
                                                                                                           =============

Net Assets          Class A Shares of beneficial interest, $0.10 par value,
Consist of:         unlimited number of shares authorized                                                  $     132,181
                    Class B Shares of beneficial interest, $0.10 par value,
                    unlimited number of shares authorized                                                        623,001
                    Class C Shares of beneficial interest, $0.10 par value,
                    unlimited number of shares authorized                                                         14,209
                    Class D Shares of beneficial interest, $0.10 par value,
                    unlimited number of shares authorized                                                        656,978
                    Paid-in capital in excess of par                                                         237,472,054
                    Undistributed investment income--net                                                         160,041
                    Accumulated realized capital losses on investments and foreign
                    currency transactions--net (Note 6)                                                      (11,632,446)
                    Unrealized appreciation on investments and foreign currency
                    transactions--net                                                                         13,729,901
                                                                                                           -------------
                    Net assets                                                                             $ 241,155,919
                                                                                                           =============

Net Asset Value:    Class A--Based on net assets of $22,380,581 and 1,321,814 shares
                              of beneficial interest outstanding                                           $       16.93
                                                                                                           =============
                    Class B--Based on net assets of $105,352,289 and 6,230,013 shares
                              of beneficial interest outstanding                                           $       16.91
                                                                                                           =============
                    Class C--Based on net assets of $2,392,364 and 142,087 shares
                              of beneficial interest outstanding                                           $       16.84
                                                                                                           =============
                    Class D--Based on net assets of $111,030,685 and 6,569,775 shares
                              of beneficial interest outstanding                                           $       16.90
                                                                                                           =============


                    See Notes to Financial Statements.



FINANCIAL INFORMATION (continued)

Statement of Operations for the Six Months Ended January 31, 1996
Investment          Dividends (net of $171,450 foreign withholding tax)                                    $   2,234,323
Income              Interest and discount earned                                                                 142,937
(Notes 1d & 1e):                                                                                           -------------
                    Total income                                                                               2,377,260
                                                                                                           -------------

Expenses:           Investment advisory fees (Note 2)                                     $     757,586
                    Account maintenance and distribution fees--Class B (Note 2)                 586,923
                    Transfer agent fees--Class B (Note 2)                                       193,819
                    Transfer agent fees--Class D (Note 2)                                       156,322
                    Account maintenance fees--Class D (Note 2)                                  135,845
                    Custodian fees                                                               84,595
                    Printing and shareholder reports                                             74,745
                    Accounting services (Note 2)                                                 39,869
                    Professional fees                                                            39,666
                    Registration fees (Note 1f)                                                  38,452
                    Transfer agent fees--Class A (Note 2)                                        34,552
                    Trustees' fees and expenses                                                  23,071
                    Account maintenance and distribution fees--Class C (Note 2)                  11,938
                    Transfer agent fees--Class C (Note 2)                                         4,255
                    Pricing fees                                                                  1,687
                    Other                                                                         9,647
                                                                                          -------------
                    Total expenses                                                                             2,192,972
                                                                                                           -------------
                    Investment income--net                                                                       184,288
                                                                                                           -------------

Realized &          Realized gain (loss) from:
Unrealized Gain       Investments--net                                                        5,908,234
(Loss) on             Foreign currency transactions--net                                        (33,126)       5,875,108
Investments &                                                                             -------------
Foreign Currency    Change in unrealized appreciation/depreciation on:
Transactions--Net     Investments--net                                                       (2,128,829)
(Notes 1b, 1c,        Foreign currency transactions--net                                        (36,937)      (2,165,766)
1e & 3):                                                                                  -------------
                    Net realized and unrealized gain on investments and
                    foreign currency transactions                                                              3,709,342
                                                                                                           -------------
                    Net Increase in Net Assets Resulting from Operations                                   $   3,893,630
                                                                                                           =============


                    See Notes to Financial Statements.

Statements of Changes in Net Assets
                                                                                          For the Six         For the
                                                                                         Months Ended        Year Ended
Increase (Decrease) in Net Assets:                                                     January 31, 1996    July 31, 1995
Operations:         Investment income--net                                                $     184,288    $   1,652,075
                    Realized gain on investments and foreign currency
                    transactions--net                                                         5,875,108        9,132,792
                    Change in unrealized appreciation/depreciation on investments
                    and foreign currency transactions--net                                   (2,165,766)       6,766,722
                                                                                          -------------    -------------
                    Net increase in net assets resulting from operations                      3,893,630       17,551,589
                                                                                          -------------    -------------

Dividends to        Investment income--net:
Shareholders          Class A                                                                  (238,068)        (426,768)
(Note 1g):            Class B                                                                   (15,912)        (570,653)
                      Class C                                                                        --          (7,419)
                      Class D                                                                  (869,875)        (245,460)
                                                                                          -------------    -------------
                    Net decrease in net assets resulting from dividends to shareholders      (1,123,855)      (1,250,300)
                                                                                          -------------    -------------

Beneficial Interest Net increase (decrease) in net assets derived from beneficial
Transactions        interest transactions                                                   (42,410,070)       7,860,033
(Note 4):                                                                                 -------------    -------------

Net Assets:         Total increase (decrease) in net assets                                 (39,640,295)      24,161,322
                    Beginning of period                                                     280,796,214      256,634,892
                                                                                          -------------    -------------
                    End of period*                                                        $ 241,155,919    $ 280,796,214
                                                                                          =============    =============

                   *Undistributed investment income--net                                  $     160,041    $   1,099,608
                                                                                          =============    =============


                    See Notes to Financial Statements.



FINANCIAL INFORMATION (continued)

Financial Highlights
                                                                                            Class A
                                                                     For the
The following per share data and ratios have been derived           Six Months
from information provided in the financial statements.                Ended
                                                                    January 31,        For the Year Ended July 31,
Increase (Decrease) in Net Asset Value:                               1996++       1995      1994       1993       1992
Per Share           Net asset value, beginning of period             $   16.70  $   15.84 $   14.07 $   14.33  $   15.38
Operating                                                            ---------  --------- --------- ---------  ---------
Performance:        Investment income--net                                 .06        .22       .22       .24        .34
                    Realized and unrealized gain (loss)
                    on investments and foreign currency
                    transactions--net                                      .32        .88      1.69      (.26)      (.13)
                                                                     ---------  --------- --------- ---------  ---------
                    Total from investment operations                       .38       1.10      1.91      (.02)       .21
                                                                     ---------  --------- --------- ---------  ---------
                    Less dividends and distributions:
                      Investment income--net                              (.15)      (.24)     (.14)     (.24)      (.47)
                      Realized gain on investments--net                     --         --        --        --       (.79)
                                                                     ---------  --------- --------- ---------  ---------
                    Total dividends and distributions                     (.15)      (.24)     (.14)     (.24)     (1.26)
                                                                     ---------  --------- --------- ---------  ---------
                    Net asset value, end of period                   $   16.93  $   16.70 $   15.84 $   14.07  $   14.33
                                                                     =========  ========= ========= =========  =========

Total Investment    Based on net asset value per share                   2.29%+++   7.05%    13.69%     (.05%)     1.66%
Return:**                                                            =========  ========= ========= =========  =========

Ratios to Average   Expenses                                             1.13%*     1.06%      .92%      .95%       .97%
Net Assets:                                                          =========  ========= ========= =========  =========
                    Investment income--net                                .76%*     1.34%     1.39%     1.62%      1.82%
                                                                     =========  ========= ========= =========  =========

Supplemental        Net assets, end of period
Data:               (in thousands)                                   $  22,381  $  28,729 $  20,054 $  12,087  $  11,265
                                                                     =========  ========= ========= =========  =========
                    Portfolio turnover                                  13.87%     31.64%    54.87%    66.78%     31.43%
                                                                     =========  ========= ========= =========  =========

                   *Annualized.
                  **Total investment returns exclude the effect of sales loads. ++Based on average shares outstanding during the period.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.

Financial Highlights (continued)
                                                                                            Class B
                                                                     For the
The following per share data and ratios have been derived           Six Months
from information provided in the financial statements.                Ended
                                                                    January 31,        For the Year Ended July 31,
Increase (Decrease) in Net Asset Value:                               1996++++     1995      1994       1993       1992
Per Share           Net asset value, beginning of period             $   16.62  $   15.72 $   14.02 $   14.26  $   15.30
Operating                                                            ---------  --------- --------- ---------  ---------
Performance:        Investment income (loss)--net                         (.02)       .10       .05       .09        .13
                    Realized and unrealized gain (loss)
                    on investments and foreign currency
                    transactions--net                                      .31        .84      1.70      (.24)      (.08)
                                                                     ---------  --------- --------- ---------  ---------
                    Total from investment operations                       .29        .94      1.75      (.15)       .05
                                                                     ---------  --------- --------- ---------  ---------
                    Less dividends and distributions:
                      Investment income-- net                               --++     (.04)     (.05)     (.09)      (.30)
                      Realized gain on investments--net                     --         --        --        --       (.79)
                                                                     ---------  --------- --------- ---------  ---------
                    Total dividends and distributions                       --       (.04)     (.05)     (.09)     (1.09)
                                                                     ---------  --------- --------- ---------  ---------
                    Net asset value, end of period                   $   16.91  $   16.62 $   15.72 $   14.02  $   14.26
                                                                     =========  ========= ========= =========  =========

Total Investment    Based on net asset value per share                   1.76%+++   5.95%    12.52%    (1.02%)      .53%
Return:**                                                            =========  ========= ========= =========  =========


Ratios to Average   Expenses                                             2.17%*     2.08%     1.95%     1.99%      2.00%
Net Assets:                                                          =========  ========= ========= =========  =========
                    Investment income (loss)--net                        (.27%)*     .31%      .35%      .60%       .94%
                                                                     =========  ========= ========= =========  =========

Supplemental        Net assets, end of period
Data:               (in thousands)                                   $ 105,352  $ 141,800 $ 236,581 $ 208,113  $ 254,866
                                                                     =========  ========= ========= =========  =========
                    Portfolio turnover                                  13.87%     31.64%    54.87%    66.78%     31.43%
                                                                     =========  ========= ========= =========  =========

                   *Annualized.
                  **Total investment returns exclude the effect of sales loads. ++Amount is less than $.01 per share.
                ++++Based on average shares outstanding during the period.
                 +++Aggregate total investment return.


                    See Notes to Financial Statements.




FINANCIAL INFORMATION (concluded)

Financial Highlights (concluded)
                                                                            Class C                    Class D
                                                                                    For the                    For the
                                                                     For the         Period     For the         Period
The following per share data and ratios have been derived           Six Months     Oct. 21,    Six Months      Oct. 21,
from information provided in the financial statements.                Ended        1994++ to     Ended        1994++ to
                                                                     Jan. 31,       July 31,    Jan. 31,       July 31,
Increase (Decrease) in Net Asset Value:                              1996++++         1995      1996++++         1995
Per Share           Net asset value, beginning of period           $   16.55      $   15.93     $   16.67      $   15.96
Operating                                                          ---------      ---------     ---------      ---------
Performance:        Investment income (loss)--net                       (.02)           .05           .04            .12
                    Realized and unrealized gain on investments
                    and foreign currency transactions--net               .31            .62           .32            .66
                                                                   ---------      ---------     ---------      ---------
                    Total from investment operations                     .29            .67           .36            .78
                                                                   ---------      ---------     ---------      ---------
                    Less dividends from investment income--net            --           (.05)         (.13)          (.07)
                                                                   ---------      ---------     ---------      ---------
                    Net asset value, end of period                 $   16.84      $   16.55     $   16.90      $   16.67
                                                                   =========      =========     =========      =========

Total Investment    Based on net asset value per share                 1.75%+++       4.26%+++      2.18%+++       4.93%+++
Return:**                                                          =========      =========     =========      =========

Ratios to Average   Expenses                                           2.20%*         2.20%*        1.38%*         1.39%*
Net Assets:                                                        =========      =========     =========      =========
                    Investment income (loss)--net                      (.29%)*         .28%*         .47%*         1.02%*
                                                                   =========      =========     =========      =========

Supplemental        Net assets, end of period (in thousands)       $   2,392      $   2,800     $ 111,031      $ 107,467
Data:                                                              =========      =========     =========      =========
                    Portfolio turnover                                13.87%         31.64%        13.87%         31.64%
                                                                   =========      =========     =========      =========

                   *Annualized.
                  **Total investment returns exclude the effect of sales loads. ++Commencement of Operations.
                ++++Based on average shares outstanding during the period.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.




NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
Merrill Lynch Global Resources Trust (the "Trust") is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Trust.

(a) Valuation of investments--Portfolio securities which are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Trustees of the Trust as the primary market. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last asked price. Options purchased are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last bid price. Short-term securities are valued at amortized cost, which approximates market value. Other investments are stated at market value. Securities and assets for which market value quotations are not available are valued at their fair value as determined in good faith by or under the direction of the Trustees of the Trust.

(b) Derivative financial instruments-- The Trust may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity, debt and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Forward foreign exchange contracts--The Trust is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Trust's records. However, the effect on net investment income is recorded from the date the Trust enters into such contracts. Premium or discount is amortized over the life of the contracts.

* Options-- The Trust can write covered call options and purchase put options. When the Trust writes an option, an amount equal to the premium received by the Trust is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Trust enters into a closing transaction), the Trust realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction is less than or greater than the premiums paid or received).

Written and purchased options are non-income producing investments.

(c) Foreign currency transactions-- Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Income taxes-- It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.


NOTES TO FINANCIAL STATEMENTS (continued)

(e) Security transactions and investment income-- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Trust is informed of the ex-dividend date. Interest income is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(f) Prepaid registration fees-- Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions-- Dividends and distributions paid by the Trust are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and
Transactions with Affiliates:
The Trust has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Trust has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor, Inc. ("MLFD" or "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLAM is responsible for the management of the Trust's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Trust. For such services, the Trust pays a monthly fee of 0.60%, on an annual basis, of the average daily value of the Trust's net assets. The Investment Advisory Agreement obligates MLAM to reimburse the Trust to the extent the Trust's expenses (excluding interest, taxes, distribution fees, brokerage fees and commissions, and extraordinary items) exceed 2.5% of the Trust's first $30 million of average daily net assets, 2.0% of the next $70 million of average daily net assets, and 1.5% of the average daily net assets in excess thereof. No fee payment will be made to MLAM during any fiscal year which will cause such expenses to exceed the expense limitation at the time of such payment.

Pursuant to the distribution plans (the "Distribution Plans") adopted by the Trust in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Trust pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                                      Account
                                    Maintenance  Distribution
                                        Fee           Fee

Class B                                0.25%         0.75%
Class C                                0.25%         0.75%
Class D                                0.25%           --

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Trust. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the six months ended January 31, 1996, MLFD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:


                                        MLFD          MLPF&S

Class A                                $  155        $ 1,720
Class D                                $1,269        $15,741


For the six months ended January 31, 1996, MLPF&S received contingent deferred sales charges of $173,490 and $1,235 relating to transactions in Class B and C Shares, respectively.

In addition, MLPF&S received $17,844 in commissions on the execution of portfolio security transactions for the Fund for the six months ended January 31, 1996.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Trust's transfer agent.

Accounting services are provided to the Trust by MLAM at cost.

Certain officers and/or trustees of the Trust are officers and/or directors of MLAM, PSI, MLPF&S, MLFDS, MLFD, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended January 31, 1996 were $34,316,384 and $74,394,635, respectively.

Net realized and unrealized gains (losses) as of Jan-uary 31, 1996 were as follows:


                                     Realized     Unrealized
                                      Gains         Gains
                                     (Losses)      (Losses)

Long-term investments            $  5,908,234   $ 13,764,881
Foreign currency transactions         (33,126)       (34,980)
                                 ------------   ------------
Total                            $  5,875,108   $ 13,729,901
                                 ============   ============


As of January 31, 1996, net unrealized appreciation for Federal income tax purposes aggregated $13,764,881, of which $26,154,726 related to appreciated securities and $12,389,845 related to depreciated securities. At January 31, 1996, the aggregate cost of investments for Federal income tax purposes was $227,216,642.

4. Shares of Beneficial Interest:
Net increase (decrease) in net assets derived from beneficial interest transactions was $(42,410,070) and $7,860,033 for the six months ended January 31, 1996 and for the year ended July 31, 1995, respectively.

Transactions in shares of beneficial interest for each class were as follows:


Class A Shares for the
Six Months Ended                                    Dollar
January 31, 1996                      Shares        Amount

Shares sold                           201,051   $  3,298,359
Shares issued to share-
holders in reinvestment of
dividends                              12,995        214,811
                                 ------------   ------------
Total issued                          214,046      3,513,170
Shares redeemed                      (612,851)    (9,988,059)
                                 ------------   ------------
Net decrease                         (398,805)  $ (6,474,889)
                                 ============   ============


Class A Shares for the Year                         Dollar
Ended July 31, 1995                   Shares        Amount

Shares sold                         2,372,442   $ 37,625,025
Shares issued to share-
holders in reinvestment of
dividends                              24,490        385,380
                                 ------------   ------------
Total issued                        2,396,932     38,010,405
Shares redeemed                    (1,942,431)   (31,015,092)
                                 ------------   ------------
Net increase                          454,501   $  6,995,313
                                 ============   ============

Class B Shares for the Six Months                   Dollar
Ended January 31, 1996                Shares        Amount

Shares sold                           956,414   $ 15,569,129
Shares issued to shareholders
in reinvestment of dividends              786         13,029
                                 ------------   ------------
Total issued                          957,200     15,582,158
Automatic conversion of
shares                               (744,935)   (12,144,985)
Shares redeemed                    (2,516,140)   (40,941,894)
                                 ------------   ------------
Net decrease                       (2,303,875)  $(37,504,721)
                                 ============   ============



Class B Shares for the Year                         Dollar
Ended July 31, 1995                   Shares        Amount

Shares sold                         6,694,914  $ 105,112,417
Shares issued to shareholders
in reinvestment of dividends           28,028        454,893
                                 ------------  -------------
Total issued                        6,722,942    105,567,310
Automatic conversion of
shares                             (6,950,286)  (107,241,311)
Shares redeemed                    (6,287,107)   (99,273,886)
                                 ------------  -------------
Net decrease                       (6,514,451) $(100,947,887)
                                 ============  =============



Class C Shares for the Six Months                   Dollar
Ended January 31, 1996                Shares        Amount

Shares sold                           173,155   $  2,804,129
Shares redeemed                      (200,264)    (3,261,890)
                                 ------------   ------------
Net decrease                          (27,109)  $   (457,761)
                                 ============   ============



Class C Shares for the Period
October 21, 1994++ to                               Dollar
July 31, 1995                         Shares        Amount

Shares sold                           406,317   $  6,241,943
Shares issued to shareholders
in reinvestment of dividends              456          6,782
                                 ------------   ------------
Total issued                          406,773      6,248,725
Shares redeemed                      (237,577)    (3,852,799)
                                 ------------   ------------
Net increase                          169,196   $  2,395,926
                                 ------------   ------------

[FN]
++Commencement of Operations.


Class D Shares for the Six Months                   Dollar
Ended January 31, 1996                Shares        Amount

Shares sold                           874,322   $ 14,390,452
Automatic conversion of
shares                                745,003     12,144,985
Shares issued to shareholders
in reinvestment of dividends           39,259        648,555
                                 ------------   ------------
Total issued                        1,658,584     27,183,992
Shares redeemed                    (1,535,769)   (25,156,691)
                                 ------------   ------------
Net increase                          122,815   $  2,027,301
                                 ============   ============


NOTES TO FINANCIAL STATEMENTS (concluded)


Class D Shares for the Period                       Dollar
Oct. 21, 1994++ to January 31, 1995   Shares        Amount

Shares sold                           325,837   $  5,011,879
Automatic conversion of
shares                              6,938,622    107,241,311
Shares issued to shareholders
in reinvestment of dividends           12,214        181,873
                                 ------------   ------------
Total issued                        7,276,673    112,435,063
Shares redeemed                      (829,713)   (13,018,382)
                                 ------------   ------------
Net increase                        6,446,960   $ 99,416,681
                                 ============   ============

[FN]
++Commencement of Operations.

5. Commitments:
At January 31, 1996, the Trust had entered into foreign exchange contracts under which it had agreed to purchase and sell various foreign currencies with values of approximately $2,545,000 and $122,000, respectively.

6. Capital Loss Carryforward:
At July 31, 1995, the Trust had a net capital loss carryforward of approximately $17,508,000, all of which expires in 2002. This amount will be available to offset like amounts of any future taxable gains.





PORTFOLIO INFORMATION


For the Quarter Ended January 31, 1996

                                    Percent of
Ten Largest Equity Holdings         Net Assets

Sante Fe Pacific Gold Corp.             2.9%
Placer Dome Inc.                        2.9
Newmont Mining Corp.                    2.8
WMC Ltd.                                2.4
British Petroleum Co. PLC               2.3
Total S.A. (Class B)                    2.1
Sumitomo Metal Industries, Ltd.         2.1
Nippon Steel Corp.                      2.1
RTZ Corp. PLC (The)                     2.0
Asahi Chemical Industry Co., Ltd.       1.9



Additions

Acacia Resources Ltd.
Amax Gold, Inc.
Aurora Gold Ltd.
BASF AG
British Steel PLC
Cambior Inc.
Hemlo Gold Mines Inc.
Kymmene OY
TVX Gold Inc.

Deletions

Abacan Resources Corp.
Magma Copper Co.
Parker & Parsley Petroleum Co.
Pope & Talbot, Inc.
Union Pacific Resources Group Inc.




OFFICERS AND TRUSTEES


Arthur Zeikel, President and Trustee
Donald Cecil, Trustee
M. Colyer Crum, Trustee
Edward H. Meyer, Trustee
Jack B. Sunderland, Trustee
J. Thomas Touchton, Trustee
Terry K. Glenn, Executive Vice President
Norman R. Harvey, Senior Vice President
Donald C. Burke, Vice President
Edward P. Ix, Jr., Vice President
Peter A. Lehman, Vice President and
  Portfolio Manager
Gerald M. Richard, Treasurer
Mark B. Goldfus, Secretary

Custodian
The Bank of New York
90 Washington Street, 12th Floor
New York, New York 10286

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, Florida 32246-6484
(800) 637-3863